Exhibit 10.23.6

EXECUTION VERSION
AMENDMENT NO. 6 TO MASTER REPURCHASE AND SECURITIES CONTRACT
AMENDMENT NO. 6 TO MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of June 11, 2019 (this “Amendment”), between and among ISSUED HOLDINGS CAPITAL CORPORATION, a Virginia corporation (the “Seller”), WELLS FARGO BANK, N.A., a national banking association, as buyer (in such capacity, the “Buyer”) and DYNEX CAPITAL, INC., a Virginia corporation having its principal place of business at 4991 Lake Brook Drive, Suite 100, Glen Allen, VA 23060 (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of August 6, 2012 (as amended by that certain Amendment No. 1 to Master Repurchase and Securities Contract, dated as of October 1, 2013, as further amended by that certain Amendment No. 2 to Master Repurchase and Securities Contract, dated as of February 5, 2015, as further amended by that certain Amendment No. 3 to Master Repurchase and Securities Contract, dated as of April 26, 2016, as further amended by that certain Amendment No. 4 to Master Repurchase and Securities Contract, dated as of May 12, 2017, as further amended by that certain Amendment No. 5 to Master Repurchase and Securities Contract, dated as of May 9, 2019, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);
WHEREAS, in connection with the Repurchase Agreement, (i) Guarantor executed and delivered to Buyer a Guarantee Agreement, dated as of August 6, 2012 (as amended by that certain Amendment No. 1 to Guarantee Agreement, dated as of September 13, 2018, as further amended by that certain Amendment No. 2 to Guarantee Agreement, dated of even date herewith, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee”), and (ii) Buyer and Seller executed and delivered a Fee and Pricing Letter dated as of August 6, 2012 (as amended by that certain Amendment No. 1 to Fee and Pricing Letter, dated as of October 1, 2013, as further amended by Amendment No. 2 to Fee and Pricing Letter, dated as of February 5, 2015, as further amended by Amendment No. 3 to Fee and Pricing Letter, dated as of April 26, 2016, as further amended by Amendment No. 4 to Fee and Pricing Letter, dated as of May 12, 2017, as further amended by Amendment No. 5 to Fee and Pricing Letter, dated of even date herewith, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee and Pricing Letter”); and
WHEREAS, Seller, Buyer and Guarantor have agreed to amend certain provisions of the Repurchase Agreement in the manner set forth herein.
THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Guarantor and Buyer each hereby agree as follows:

SECTION 1.Amendments to Repurchase Agreement.
(a)The defined term “Exit Fee”, as set forth in ARTICLE 2 of the Repurchase Agreement, is hereby deleted in its entirety.
(b)The defined terms “Facility Termination Date” and “Maximum Amount, each as set forth in ARTICLE 2 of the Repurchase Agreement, are each hereby amended and restated in their entirety to read as follows:
“Facility Termination Date”: The earliest of (a)  June 11, 2021, (b) any Accelerated Repurchase Date and (c) any date on which the Facility Termination Date shall otherwise occur in accordance with the Repurchase Documents or Requirements of Law.
“Maximum Amount”: The amount set forth in the Fee Letter.
(c)ARTICLE 2 of the Repurchase Agreement is hereby amended by inserting the following new definitions in correct alphabetical order:
“Beneficial Ownership Certification”: A certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in a form as agreed to by Buyer.
“Beneficial Ownership Regulation”: Means 31 C.F.R. § 1010.230.
(d)The second paragraph of Section 3.04 of the Repurchase Agreement is hereby deleted in its entirety.
(e)Article 7 of the Repurchase Agreement is hereby amended by inserting the following new Section 7.17 in correct numerical order:
Section 7.17 Beneficial Ownership Certification. The information included in each Beneficial Ownership Certification is true and correct in all respects.”
(f)Article 8 of the Repurchase Agreement is hereby amended by inserting the following new Section 8.10 in correct numerical order:
Section 8.10 Beneficial Ownership. To the extent that Seller is a “legal entity customer” under the Beneficial Ownership Regulation, Seller shall promptly give notice to Buyer of any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and shall promptly deliver an updated Beneficial Ownership Certification to Buyer.
(g)Section 17.15(b) of the Repurchase Agreement is hereby amended by inserting the following new clause at the end thereof immediately preceding the period:

, including, but not limited to, any information required to be obtained by Buyer pursuant to the Beneficial Ownership Regulation.
SECTION 2.Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which (i) this Amendment is executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor and (ii) outside counsel to Seller and Guarantor have delivered to Buyer updated certificates and copies of each of the legal opinions which were originally delivered to Buyer on August 6, 2012, each in form and substance acceptable to Buyer and its counsel (the “Amendment Effective Date”).
SECTION 3.Representations, Warranties and Covenants. Each of Seller and Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) each is in compliance with all of the terms and provisions set forth in each Repurchase Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms its representations, warranties and covenants contained in the Repurchase Agreement.
SECTION 4.Acknowledgement of Seller. Seller hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Repurchase Documents.
SECTION 5.Acknowledgement of Guarantor. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and agrees that it continues to be bound by the Guarantee to the extent of the Obligations (as defined therein), as such obligations may be prolonged pursuant to this Amendment, and (b) that Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Repurchase Documents.
SECTION 6.Limited Effect. Except as expressly amended and modified by Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby, and (z) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement, as amended by this Amendment.

SECTION 7.No Novation, Effect of Agreement. Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or any of their respective Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.
SECTION 8.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
SECTION 9.Expenses. Seller and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer.
SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
SELLER
ISSUED HOLDINGS CAPITAL CORPORATION, a Virginia corporation

By: /s/ Stephen J. Benedetti
Name: Stephen J. Benedetti
Title: President
By: /s/ Wayne E. Brockwell
Name: Wayne E. Brockwell
Title: Senior Vice President

BUYER
WELLS FARGO BANK, N.A., a national banking association

By: /s/ John Rhee
Name: John Rhee
Title: Managing Director

GUARANTOR
DYNEX CAPITAL, INC., a Virginia corporation

By: /s/ Wayne E. Brockwell
Name: Wayne E. Brockwell
Title: Senior Vice President

By: /s/ Kevin J. Sciuk
Name: Kevin J. Sciuk
Title: Assistant Treasurer